Exhibit 99.1

resTORbio Appoints Michael Grissinger to its Board of Directors

- Brings extensive business development and licensing experience to resTORbio’s Board -

BOSTON, November 6, 2018 – resTORbio, Inc. (Nasdaq: TORC), a clinical-stage biopharmaceutical company focused on helping people live healthier longer through the development and commercialization of novel therapeutics for the treatment of aging-related diseases, today announced the appointment of Michael Grissinger to its Board of Directors. He will replace Daphne Zohar, Founder and CEO of PureTech Health, who is stepping down from the Board.

“Michael Grissinger brings significant pharma experience to our Board of Directors. His background in business development and licensing, particularly his relevant experience on the leadership team of Johnson & Johnson’s immunology franchise, will be beneficial as we advance RTB101 into a planned Phase 3 program to reduce the incidence of respiratory tract infections (RTIs) in the elderly,” said Chen Schor, Co-Founder, President and CEO of resTORbio. “I also want to thank Daphne Zohar for her vision, guidance and invaluable contributions to resTORbio since our founding.”

Michael Grissinger has decades of experience in business development and licensing leadership roles at global pharmaceutical companies. He formerly held the role of Vice President of Mergers and Acquisitions Operations, Divestitures and Immunology Business Development at Johnson & Johnson where he led the teams accountable for overseeing all strategic transactions for the pharmaceuticals group. Mr. Grissinger also served as Vice President of Corporate Development and as Vice President of Worldwide Pharmaceutical Business Development and Licensing at Johnson & Johnson. He has held other roles of increasing responsibility at Johnson & Johnson and began his career as a chemist at The Upjohn Company. Mr. Grissinger holds an M.B.A. from Temple University and a B.S. in Chemistry from Juniata College.

“I am thrilled to join resTORbio’s Board as the Company continues to build on its leadership position in TORC1 inhibition and the treatment of aging-related diseases. I look forward to contributing to the resTORbio team as we initiate our Phase 3 program for RTIs in the first half of next year and prepare for our Phase 2 trial in patients with Parkinson’s Disease,” said Mr. Grissinger.

About resTORbio

resTORbio, Inc. is a clinical stage biopharmaceutical company targeting TORC1 and other biological pathways that regulate aging to develop innovative medicines with the potential to extend healthy lifespan. resTORbio’s lead program is selectively targeting TORC1, an evolutionarily conserved pathway that contributes to the decline in function of multiple organ systems, including the immune, cardiovascular and central nervous systems. For more information, visit https://www.restorbio.com/.

Forward Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, express or implied statements or guidance regarding our plans to develop and commercialize RTB101 alone or in combination with everolimus, including the therapeutic potential and clinical benefits thereof, our ongoing and future clinical trials for RTB101 alone or in combination with everolimus, including the timing of the Phase 3 program for RTIs and the Phase 2 trial for Parkinsons Disease and anticipated results of these trials, the intended regulatory path for our product candidates and interactions with regulatory authorities, our ability to replicate results achieved in our clinical trials in any future trials, as well as our growth as a Company and the anticipated contribution of the members of our board of directors and our executives to our operations and programs, constitute forward-looking statements identified by words like “believe,” “expect,” “may,” “will,” “should,” “seek,” “anticipate,” or “could” and similar expressions. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the delay of any planned clinical trials and/or development of RTB101, either alone or in combination with everolimus; our ability to successfully demonstrate the efficacy and safety of our lead product candidate; the clinical results for our lead product candidate which may not support further development of additional indications; uncertainties related to the results of our clinical trials not being predictive of future results in connection with future trials; and obtaining, maintaining and protecting our intellectual property; as well as those risks more fully discussed in the section entitled “Risk Factors” in the Annual Report on Form 10-K filed by resTORbio, Inc. with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent our views only as of today and should not be relied upon as representing its views as of any subsequent date. resTORbio explicitly disclaims any obligation to update any forward-looking statements.

Investor Contact:

Jennifer Robinson

resTORbio, Inc.

857-772-7029

jrobinson@restorbio.com

Media Contact:

Christopher Hippolyte

Biosector 2

212-364-0458

christopher.hippolyte@syneoshealth.com